                                                                  EXHIBIT 10.39


                             STOCK PLEDGE AGREEMENT


         THIS STOCK PLEDGE AGREEMENT (the "Pledge Agreement"), dated as of
                                           ----------------
November 28, 2001, made by the undersigned (the "Pledgor") in favor of MCG
                                                 -------
Capital Corporation, a Delaware corporation (the "Lender").
                                                  ------

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Lender and the Pledgor entered into a Restricted Stock Agreement, dated as of the date hereof (the "Restricted Stock Agreement"),
                                             --------------------------
providing for, among other things, the purchase by the Pledgor of certain shares of common stock, par value $.01 per share (the "Common Stock");
                                                ------------

         WHEREAS, Pledgor has executed and delivered to the Lender the Pledgor's Partially Non-Recourse Secured Promissory Note, dated the date hereof (the "Note");

         WHEREAS, as a condition precedent to the acceptance of the Note by the Lender, the Pledgor is required to enter into this Pledge Agreement;

         NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lender to enter into the Note and Restricted Stock Agreement, the Pledgor agrees, for the benefit of the Lender, as follows:

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.1. Certain Terms. The following terms (whether or not
                      -------------
underscored) when used in this Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Affiliate" means, with respect to any person, any other person that,
          ---------
directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such person. Any Relative (for this purpose, "Relative" means a spouse, former spouse, child, parent, parent of spouse, sibling or grandchild) of an individual shall be deemed to be an Affiliate of such individual for purposes hereof. Neither the Lender nor any person controlled by the Lender shall be deemed to be an Affiliate of any holder of the Lender's capital stock.

         "Collateral" is defined in Section 2.1.
          ----------                -----------

         "Distributions" means all stock dividends, liquidating dividends,
          -------------
shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, mergers or consolidations, and all other distributions on or with respect to any Pledged Shares or any other Collateral, but shall not include Dividends.

         "Dividends" means all cash dividends (including Shares of Common Stock
          ---------
acquired through any dividend reinvestment program with respect to regular cash dividends), except for liquidating dividends.

         "Documents" collectively, means this Pledge Agreement, the Restricted
          ---------
Stock Agreement, the Note and each other agreement, certificate, document or instrument delivered in connection with this Pledge Agreement, and such other agreements, whether or not specifically mentioned herein or therein.

         "Lender" is defined in the preamble.
          ------                    --------

         "Lien" means any mortgage, pledge, security interest, encumbrance, lien
          ----
or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof), any sale of receivables with recourse against the Pledgor or any affiliate thereof, any filing or agreement to file a financing statement as debtor under the U.C.C. or any similar statute other than to reflect ownership by a third party of property leased to the Pledgor under a lease which is not in the nature of a conditional sale or title retention agreement, or any subordination arrangement in favor of another person (other than any subordination arising in the ordinary course of business).

         "Note" is defined in the second recital.
          ----                    --------------

         "Pledged Shares" is defined in Section 2.1(a).
          --------------                --------------

         "Pledgor" is defined in the preamble.
          -------                    --------

         "Restricted Stock Agreement" is defined in the first recital.
          --------------------------                    -------------

         "Secured Obligations" means all obligations (monetary or otherwise,
          -------------------
whether absolute or contingent, matured or unmatured, direct or indirect, choate or inchoate, sole, joint, several or joint and several, due or to become due, heretofore or hereafter contracted or acquired) of the Pledgor arising under or in connection with this Pledge Agreement and the Note including (i) all obligations for principal or interest under the Note, whether incurred on the date hereof, (ii) following the occurrence and during the continuance of an Event of Default (as defined in the Note), all costs (including reasonable attorneys' fees) incurred in connection with the enforcement of the Note or this Pledge Agreement and all advances made by the Lender for the maintenance, protection, preservation or enforcement of, or realization upon, the Collateral.

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         "U.C.C." means the Uniform Commercial Code as in effect in the
          ------
Commonwealth of Virginia or, as the context may require, in any other jurisdiction the laws of which may apply to all or a portion of the Collateral in which a security interest is granted hereunder.

         Section 1.2. Note Definitions. Unless otherwise defined herein,
                      ----------------
capitalized terms used in this Pledge Agreement and not otherwise defined herein, including its preamble and recitals, have the meanings provided in the Note.

                                   ARTICLE II
                                     PLEDGE

         SECTION 2.1. Grant of Security Interest. As collateral security for the
                      --------------------------
prompt payment in full when due of the Secured Obligations, the Pledgor hereby pledges, and grants to the Lender a continuing security interest in all of Pledgor's right, title and interest in and to all of the following property (the "Collateral"):
 ----------

                  (a) the issued and outstanding securities of the Lender identified on Attachment I hereto (the "Pledged Shares");
              ------------              --------------

                  (b) Distributions;

                  (c) all proceeds of any of the foregoing (excluding Dividends); and

                  (d) any other property that the Pledgor, in his sole and absolute discretion, after written notice to the Lender, pledges to the Lender at any time and from time to time at his option.

         SECTION 2.2. Security for Obligations. This Pledge Agreement and the
                      ------------------------
Collateral granted herewith secure the payment and performance in full of the Secured Obligations.

         SECTION 2.3. Delivery of Collateral. All certificates or instruments
                      ----------------------
representing or evidencing any Collateral, including all Pledged Shares, shall be delivered to the Lender or a designee of Lender and held by or on behalf of the Lender pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank, all in form and substance satisfactory to the Lender or the Lender's designee.

         SECTION 2.4. Dividends on Pledged Shares. In the event that any
                      ---------------------------
Dividend is to be paid on any Pledged Share, such Dividend shall be paid directly to the Pledgor.

         SECTION 2.5. Continuing Security Interest; Transfer of Note. This
                      ----------------------------------------------
Pledge Agreement shall create a continuing security interest in the Collateral and shall:

                  (a) remain in full force and effect until payment in full of all Secured Obligations;

                  (b) be binding upon the Pledgor and its successors, transferees and assigns; and

                  (c) inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender.

Without limiting the foregoing clause (c), the Lender may assign or otherwise transfer (in whole or in part) the Note held by it to any other person or entity, and such other person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to the Lender under this Pledge Agreement, subject, however, to any contrary provisions in such assignment or transfer. Upon the payment in full of all Secured Obligations, the security interest granted herein shall automatically terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such termination, the Lender will, at the sole expense of the Pledgor, deliver to the Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing the Pledged Shares of the Pledgor with respect to which the security interest herein has terminated, together with all other Collateral of the Pledgor with respect to which the security interest herein has terminated which is held by the Lender hereunder, and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination. Notwithstanding anything to the contrary herein, the security interest granted herein in any Pledged Shares shall not terminate with respect to such Pledged Shares, and the Pledged Shares shall continue to be held by the Lender, until the Pledgor has satisfied its obligation to pay to the Lender any applicable federal, state or local income taxes or other amounts required by law to be withheld by the Lender with respect to such Pledged Shares.

         SECTION 2.6. Security Interest Absolute. All rights of the Lender and
                      --------------------------
the security interests granted to the Lender hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional, irrespective of:

                  (a) any lack of validity or enforceability of the Note or any other Document or any instrument or document relating thereto;

                  (b) the failure of the Lender:

                           (i) to assert any claim or demand or to enforce any
right or remedy against the Pledgor or any other Person under the provisions of the Note or otherwise; or

                           (ii) to exercise any right or remedy against any
other guarantor of, or collateral securing, any of the Secured Obligations;

                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any of the Secured Obligations;

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                  (d) any reduction, limitation, impairment or termination of any of the Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any of the Secured Obligations or otherwise;

                  (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Note or any other Document or any instrument or document relating thereto;

                  (f) any addition, exchange, release, surrender or nonperfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations; or

                  (g) any other circumstances which might otherwise constitute a defense (other than the defense of payment in full of the Secured Obligations) available to, or a legal or equitable discharge of, the Pledgor, any surety or any guarantor.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1. Warranties, etc. The Pledgor represents and warrants to
                      ---------------
the Lender, as at the date of each pledge and delivery hereunder, by the Pledgor to the Lender of any Collateral, as set forth in this Article:

                  (a) Ownership, No Liens, etc. The Pledgor is the legal and beneficial owner of, and has good and valid title to (and has full right and authority to pledge and assign) such Collateral, free and clear of all Liens, except any Lien in favor of the Lender.

                  (b) Valid Security Interest. The delivery by the Pledgor of such Pledged Shares accompanied by duly executed, undated blank stock powers to the Lender is effective to create a valid, perfected, first priority security interest in such Collateral (except, if applicable, as set forth in Attachment
I) and all proceeds thereof, securing the Secured Obligations, and no filing or other action will be necessary to perfect or protect such security interest. All the Pledged Shares issued by the Lender are "certificated securities" as that term is defined in Section 8-102 of the U.C.C.

                  (c) Execution, etc. This Pledge Agreement has been duly executed and delivered by the Pledgor, and constitutes a legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms. No authorization, approval, or other action by, and no notice or filing with, any governmental authority, regulatory body or any other Person is required either: (i) for the pledge by the Pledgor of any Collateral pursuant to this Pledge Agreement or for the due execution, delivery and performance of this Pledge Agreement by the Pledgor, or (ii) for the disposition of such Pledged

Shares pursuant to the exercise by the Lender of the remedies in this Pledge Agreement except by laws affecting the offering and sale of securities generally.

                  (d) No Contravention. The execution, delivery and performance by the Pledgor of this Pledge Agreement and compliance by the Pledgor with all of the provisions hereof does not and will not contravene any law or any order of any court or governmental authority or agency applicable to or binding on the Pledgor or any of the Pledgor's properties, or contravene the provisions of, or constitute a default (or event of default) with or without the passage of time, by the Pledgor under, or result in the creation of any Lien upon the property of the Pledgor under any material mortgage, contract or other agreement or instrument to which the Pledgor is a party, or by which the Pledgor or any of the Pledgor's property is bound or affected.

                                   ARTICLE IV
                                    COVENANTS

         SECTION 4.1. Protect Collateral; Further Assurances, etc. The Pledgor
                      -------------------------------------------
will not sell, assign, transfer, pledge, or encumber in any other manner the Collateral except in favor of the Lender hereunder. The Pledgor agrees that at any time, and from time to time, at the expense of the Lender, the Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

         SECTION 4.2. Stock Powers, etc. The Pledgor agrees that (a) all Pledged
                      -----------------
Shares delivered by the Pledgor pursuant to this Pledge Agreement will be accompanied by duly executed, undated blank stock powers, or other equivalent instruments of transfer acceptable to the Lender and (b) in the event that any capital stock constituting Collateral is pursuant to Section 2.3 delivered to
                                                     -----------
the Lender, such Pledgor shall duly execute, upon the request of the Lender, undated blank stock powers or other equivalent instruments of transfer acceptable to the Lender. The Pledgor will, from time to time upon the request of the Lender, promptly deliver to the Lender such stock powers, instruments, and similar documents, satisfactory in form and substance to the Lender, with respect to the Collateral as the Lender may reasonably request and will, from time to time upon the request of the Lender after the occurrence and during the continuance of any Event of Default, promptly transfer any Pledged Shares or other shares of capital stock constituting Collateral into the name of the Lender or any nominee designated by the Lender.

         SECTION 4.3. Continuous Pledge. Subject to Section 2.4, the Pledgor
                      -----------------             -----------
will, at all times, keep pledged to the Lender pursuant hereto all Pledged Shares and all other shares of capital stock constituting Collateral, and Distributions with respect thereto, and all other Collateral.

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         SECTION 4.4.  Distributions.  The Pledgor agrees:
                       -------------

                  (a) Without any request therefor by the Lender (properly endorsed where required hereby or requested by the Lender), the Lender shall be entitled to receive and retain all Collateral, all of which shall be held by the Lender as additional Collateral for use in accordance with Section 5.3.
                                                           -----------

                  (b) In the event that any Collateral is held by the Pledgor but which the Lender is then entitled to receive and retain, such Collateral shall, pending delivery to the Lender, be held by the Pledgor separate and apart from its other property in trust for the Lender.

                                    ARTICLE V
                                    REMEDIES

         SECTION 5.1. Certain Remedies. If any Event of Default shall have
                      ----------------
occurred and be continuing, Lender's sole and exclusive recourse and remedy with respect to the Secured Obligations, this Agreement and the Note shall be to proceed solely against the Collateral as provided herein, without any personal liability of any kind to the Pledgor (excluding in each case, the interest under the Note), and subject to the following:

                  (a) The Lender may exercise solely in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it solely in respect to the Collateral, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Lender may deem commercially reasonable. The Lender may, to the extent permitted by Section 9-610 of the U.C.C., be the purchaser of any of the Collateral so sold and the obligations of the Pledgor to the Lender may be applied as a credit against the purchase price. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least 15 days' prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Upon any such sale, the Lender shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser (including the Lender) at any such sale shall hold the Collateral so sold absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption of the Pledgor, and the Pledgor hereby specifically waives, to the extent it may lawfully do so, all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted.

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                  (b)      The Lender may:

                           (i) transfer all or any part of the Collateral in the
name of the Lender or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder;

                           (ii) notify the parties obligated on any of the
Collateral to make payment to the Lender of any amount due or to become due thereunder;

                           (iii) enforce collection of any of the Collateral by
suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto;

                           (iv) endorse any checks, drafts, or other writings in
the name of the Pledgor constituting Collateral;

                           (v) take control of any proceeds of the Collateral;
and

                           (vi) execute (in the name, place and stead of the
Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

                  (c) In the event the Lender exercises any rights or remedies against the Collateral as provided in this Article 5, it shall use commercially reasonable efforts to exercise such rights or remedies in the following order:

                           (i) first, against the Purchased Shares which are
Forfeitable Shares (as defined in the Restricted Stock Agreement),

                           (ii) second, against the Purchased Shares which are
Non-Forfeitable Shares (as defined in the Restricted Stock Agreement),

                           (iii) third, against the other Non-Forfeitable Shares
(as defined in the Restricted Stock Agreement) and

                           (iv) fourth, against the other Collateral.

         SECTION 5.2. Compliance with Restrictions. The Pledgor agrees that in
                      ----------------------------
any sale of any of the Collateral whenever any Event of Default shall have occurred and be continuing, the Lender is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official or any third party, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Lender be liable nor accountable to the Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

         SECTION 5.3. Application of Collateral Proceeds. If any Event of
                      ----------------------------------
Default shall have occurred and be continuing, all cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall promptly be applied (after payment of any amounts payable to the Lender pursuant to Section 5.4) by the Lender against the Secured Obligations in the following order: (i) following the occurrence and during the continuance of an Event of Default (as defined in the Note), all costs (including reasonable attorneys' fees) incurred in connection with the enforcement of the Note or this Pledge Agreement and all advances made by the Lender for the maintenance, protection, preservation or enforcement of, or realization upon, the Collateral, (ii) all obligations for principal under the Note, whether incurred on the date hereof, (iii) all obligations for interest under the Note, and (iv) any other Secured Obligations. Any surplus of such cash or cash proceeds held by the Lender and remaining after payment in full of all the Secured Obligations, shall be promptly paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

         SECTION 5.4. Indemnity and Expenses. The Lender shall be entitled to be
                      ----------------------
indemnified and held harmless from and against any and all claims, losses, and liabilities arising out of or resulting from this Pledge Agreement (including enforcement of this Pledge Agreement), except claims, losses, or liabilities resulting from the Lender's gross negligence or willful misconduct. The Lender shall be entitled to the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Lender may incur in connection with:

                  (a) this Pledge Agreement or any instrument or document relating thereto;

                  (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

                  (c) the exercise or enforcement of any of the rights of the Lender hereunder; or

                  (d) the failure by the Pledgor to perform or observe any of the provisions hereof.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

         SECTION 6.1. Amendments, etc. No amendment to or waiver of any
                      ---------------
provision of this Pledge Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

         SECTION 6.2. Protection of Collateral. The Lender may from time to
                      ------------------------
time, at its option, perform any act which the Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of any Event of Default) and the Lender may from time to time take any other action which the Lender reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein, it being understood and agreed that in each such case all costs and expenses incurred by the Lender in connection therewith shall be payable to the Lender pursuant to Section 5.4.
                                                                ------------

         SECTION 6.3. Addresses for Notices. All notices and other
                      ---------------------
communications provided for hereunder shall be in writing and mailed or delivered to the Pledgor or the Lender at their respective addresses or, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. Any notice so delivered shall be deemed given when received.

         SECTION 6.4. Section Captions. The headings of sections and paragraphs
                      ----------------
of this Pledge Agreement are inserted for convenience only and shall not be deemed to constitute part of this Pledge Agreement or to affect the construction hereof.

         SECTION 6.5. Counterparts. This Pledge Agreement may be executed by the
                      ------------
parties hereto in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which together shall constitute one and the same instrument.

         SECTION 6.6. Governing Law, Entire Agreement, etc. The validity,
                      ------------------------------------
performance and enforcement of this Pledge Agreement, unless expressly provided to the contrary, shall be governed by the laws of the Commonwealth of Virginia, without giving effect to the principles of conflicts of law thereof, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular collateral are governed by the laws of a jurisdiction other than the Commonwealth of Virginia. This Pledge Agreement, the Note, and the Restricted Stock Agreement constitute the entire agreement among the parties hereto and supersede any prior agreements and understandings, oral or written, between the parties hereto, with respect to the subject matter hereof.

         SECTION 6.7. Waiver of Jury Trial. THE PLEDGOR HEREBY KNOWINGLY,
                      --------------------
VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS THE PLEDGOR MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT. THE PLEDGOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THE PLEDGE AGREEMENT AND NOTE.

         SECTION 6.8. Forum Selection and Consent to Jurisdiction. ANY
                      -------------------------------------------
LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE COMMONWEALTH OF VIRGINIA OR IN THE UNITED STATES DISTRICT COURT FOR THE Eastern DISTRICT OF VIRGINIA. THE PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF THE COURTS OF THE commonwealth of virginia AND OF THE UNITED STATES DISTRICT COURT FOR THE Eastern DISTRICT OF VIRGINIA FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION, SUBJECT TO such PLEDGOR'S RIGHT TO CONTEST SUCH JUDGMENT BY MOTION OR APPEAL ON ANY GROUNDS NOT EXPRESSLY WAIVED IN THIS SECTION 6.8. THE PLEDGOR HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED mAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE COMMONWEALTH OF virginia. THE PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO THE PLEDGOR OR THE PLEDGOR'S PROPERTY, THE PLEDGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS PLEDGE AGREEMENT.

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Pledge Agreement as of the day and year first above written.



                               /s/ Bryan J. Mitchell
                               ---------------------
                               Bryan J. Mitchell


                               MCG CAPITAL CORPORATION

                               By:  /s/ Samuel G. Rubenstein
                                    ------------------------
                                    Name:  Samuel G. Rubenstein
                                    Title: Executive Vice President and General
                                            Counsel

                                  ATTACHMENT I
                                  ------------
                                       to
                                       --
                                Pledge Agreement
                                ----------------


                                 Pledged Shares
                                 --------------



                                                     Number of                Certificate
          Issuer                                  Shares Pledged                Numbers             Date Pledged
          ------                                  --------------                -------             ------------
MCG Capital Corporation                          363,693 shares of                0293                 11/28/01
                                               Common Stock (Tier 1,              0294
                                                 Tier 2 and Tier 3                0295
                                               Shares, as those terms             0296
                                                 are defined in the               0297
                                                  Restricted Stock
                                                   Agreement, the
                                                "Restricted Shares")


MCG Capital Corporation                          122,959 shares of                                     11/28/01
                                                 Common Stock (the
                                                 "Other Shares")*

The pledge of Other Shares pursuant to this Agreement shall be a second lien against such Other Shares pledged under the Pledge Agreement between the Pledgor and the Company dated June 28, 1998.

----------------
* The number of Other Shares pledged shall be reduced at the end of each calendar quarter by the number of Restricted Shares that become Non-Forfeitable Shares (as defined in the Restricted Stock Agreement) during that calendar quarter, as long as the Pledgor is not in default under the Pledge Agreement or the Note.